(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
January 31, 2002


Merrill Lynch
Ohio Municipal
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Ohio Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


TO OUR SHAREHOLDERS


The Municipal Market Environment
Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six months ended January 31, 2002, our investment strategy was consistent as we sought to provide shareholders with a competitive dividend within the context of reduced volatility. Accordingly, cash reserves were kept to minimal levels for the bulk of the period. Fund performance benefited from this decision as long-term interest rates have generally declined. More recently, as the bond market rally accelerated, steps were taken to reduce the average maturity of the Fund. At this time, it is possible to capture 90% - 95% of the yield available on the longest dated securities by investing in bonds possessing maturities in the range of 15 years - 20 years. Through this structuring, interest rate volatility is reduced without sacrificing a material amount of income. The Fund's current structure and composition reflect a relatively neutral investment outlook for the months ahead. Any significant efforts to change this stance will hinge upon the strength of economic recovery in 2002 and the Federal Reserve
Board's ensuing monetary policy response.



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. We thank you for your investment in Merrill Lynch Ohio Municipal Bond Fund.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Theodore Jaeckel Jr.)
Theodore Jaeckel Jr.
Vice President and Portfolio Manager



March 4, 2002



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


PERFORMANCE DATA


About Fund Performance
Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distribution at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*

                                                6-Month        12-Month    Since Inception   Standardized
As of January 31, 2002                        Total Return   Total Return    Total Return     30-Day Yield
ML Ohio Municipal Bond Fund Class A Shares        +1.47%         +3.86%        +77.47%            3.35%
ML Ohio Municipal Bond Fund Class B Shares        +1.21          +3.33         +68.76             2.98
ML Ohio Municipal Bond Fund Class C Shares        +1.16          +3.23         +44.38             2.88
ML Ohio Municipal Bond Fund Class D Shares        +1.41          +3.85         +49.85             3.25

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception periods are from 2/28/92 for Class A & Class
B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

One Year Ended 12/31/01                    +3.45%         -0.69%
Five Years Ended 12/31/01                  +4.28          +3.43
Inception (2/28/92) through 12/31/01       +5.84          +5.41

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                    +2.93%         -1.01%
Five Years Ended 12/31/01                  +3.75          +3.75
Inception (2/28/92) through 12/31/01       +5.31          +5.31

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                    +2.83%         +1.84%
Five Years Ended 12/31/01                  +3.66          +3.66
Inception (10/21/94) through 12/31/01      +5.03          +5.03

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/01                    +3.35%         -0.78%
Five Years Ended 12/31/01                  +4.19          +3.34
Inception (10/21/94) through 12/31/01      +5.57          +4.97

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice
President of Merrill Lynch Ohio Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and
Giordano well in their retirements.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                Issue                                                       Value
Ohio--89.1%

AAA      Aaa       $  425   Avon, Ohio, Local School District, GO, 6% due 12/01/2020 (b)                            $   459

AA+      Aa2        1,785   Cincinnati, Ohio, Water System Revenue Bonds, 5.50% due 12/01/2017                        1,877

BB-      B3         1,050   Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental Airlines
                            Inc. Project), AMT, 5.70% due 12/01/2019                                                    760

NR*      NR*        1,000   Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds (Benjamin
                            Rose Institute Project), 5.50% due 12/01/2028                                               863

A1+      VMIG1++      500   Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic), VRDN,
                            Series D, 1.45% due 1/01/2026 (h)                                                           500

AAA      NR*        1,600   Forest Hills, Ohio, Local School District, GO, 6.25% due 12/01/2020 (d)                   1,774

AAA      Aaa        1,200   Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (d)                 1,388

AAA      Aaa        1,645   Kent State University, Ohio, University Revenue Bonds, 5.75% due 5/01/2016 (b)            1,780

AAA      Aaa        1,740   Lakota, Ohio, Local School District, GO, 7% due 12/01/2010 (b)                            2,089

A+       NR*        1,660   Loveland, Ohio, City School District, GO, 6.65% due 12/01/2002 (g)(i)                     1,762

NR*      NR*        1,000   Lucas County, Ohio, Health Care Facility Revenue Refunding and Improvement Bonds
                            (Sunset Retirement Communities), Series A, 6.50% due 8/15/2020                            1,027

NR*      NR*        2,000   Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125% due
                            12/01/2004 (g)                                                                            2,193

AAA      Aaa        2,500   Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                            (YHA Inc. Project), Series A, 7% due 10/15/2002 (d)(g)                                    2,595

BBB+     A3         2,000   Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp. Project),
                            AMT, 6.75% due 7/01/2014                                                                  2,353

AAA      Aaa        3,000   North Canton, Ohio, City School District, GO, 6.70% due 12/01/2004 (b)(g)                 3,400

                            Ohio HFA, Mortgage Revenue Bonds, AMT (e):
NR*      Aaa        1,220     Series A-1,  6.15% due 3/01/2029                                                        1,270
AAA      Aaa          595     Series B-2,  6.70% due 3/01/2025                                                          622

AA       Aa2        1,000   Ohio State Higher Educational Facility, Commission Revenue Refunding Bonds
                            (Case Western Reserve University), Series D, 6.25% due 7/01/2014                          1,161

AA       Aa3        1,410   Ohio State Higher Educational Facility Revenue Refunding Bonds (Case Western
                            Reserve University), 6.25% due 10/01/2016                                                 1,636

A1+      P1           100   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                            Bonds (Ohio Edison Company Project), VRDN, AMT, Series B, 1.50% due 9/01/2018 (h)           100

AAA      Aaa        1,000   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                            Refunding Bonds (Pennsylvania Power Co. Project),  6.15% due 8/01/2023 (b)                1,077

NR*      Aaa          500   Plain, Ohio, Local School District, GO,  5.50% due 12/01/2019 (c)                           523



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                Issue                                                       Value
Ohio (concluded)

AA       NR*       $  525   Reading, Ohio, Development Revenue Bonds (Sisters of Notre Dame--Saint Mary's
                            Educational Institute), 5.85% due 2/01/2015                                             $   552

NR*      Aaa        1,125   Springfield, Ohio, GO, Refunding,  6% due 12/01/2023 (c)                                  1,218

AAA      Aaa        1,000   Summit County, Ohio, GO, Refunding,  6.50% due 12/01/2016 (c)                             1,154

NR*      Aa3        1,000   Toledo-Lucas County, Ohio, Port Authority, Revenue Refunding Bonds
                            (Cargill Inc. Project), 5.90% due 12/01/2015                                              1,040

AAA      Aaa        2,000   Westerville, Ohio, Minerva Park and Blendon Township, Joint Hospital
                            District Revenue Refunding Bonds (Saint Ann's Hospital), Series B, 7%
                            due 9/15/2003 (b)(f)(g)                                                                   2,058


Puerto Rico--11.4%

NR*      Aa2        2,000   Puerto Rico Industrial Tourist Educational, Medical and Environmental
                            Control Facilities Revenue Bonds (Ascension Health), RIB, Series 377,
                            10.62% due 11/15/2030 (a)                                                                 2,301

AAA      NR*        1,000   Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS, Series 211,
                            9.15% due 7/01/2021 (a)(d)                                                                1,031

NR*      Aaa        1,300   Puerto Rico Public Finance Corporation Revenue Bonds, RIB, Series 519X,
                            9.52% due 8/01/2018 (a)(d)                                                                1,450

Total Investments (Cost--$39,415)--100.5%                                                                            42,013
Variation Margin on Financial Futures Contracts**--0.0%                                                                  17
Liabilities in Excess of Other Assets--(0.5%)                                                                         (221)
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $ 41,809
                                                                                                                   ========

(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(i)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of January 31, 2002 were as follows:


Number of                         Expiration
Contracts        Issue               Date            Value

  40       US Treasury Bonds      March 2002      $ 4,235,000
                                                  -----------
Total Financial Futures Contracts Sold
(Total Contract Price--$4,219,375)                $ 4,235,000
                                                  ===========


++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 2002
Assets:         Investments, at value (identified cost--$39,414,728)                                           $ 42,013,479
                Cash                                                                                                 36,531
                Receivables:
                   Interest                                                                  $    614,743
                   Beneficial interest sold                                                        20,005
                   Variation margin                                                                16,875           651,623
                                                                                             ------------
                Prepaid expenses and other assets                                                                    12,094
                                                                                                               ------------
                Total assets                                                                                     42,713,727
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                           520,325
                   Beneficial interest redeemed                                                   293,334
                   Dividends to shareholders                                                       45,405
                   Investment adviser                                                              20,318
                   Distributor                                                                     13,866           893,248
                                                                                             ------------
                Accrued expenses and other liabilities                                                               11,614
                                                                                                               ------------
                Total liabilities                                                                                   904,862
                                                                                                               ------------

Net Assets:     Net assets                                                                                     $ 41,808,865
                                                                                                               ============

Net Assets      Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized                                                                    $     57,088
                Class B Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                         276,485
                Class C Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                          34,468
                Class D Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                          38,625
                Paid-in capital in excess of par                                                                 42,814,116
                Undistributed investment income--net                                                                 39,961
                Accumulated realized capital losses on investments--net                                         (4,066,254)
                Unrealized appreciation on investments--net                                                       2,614,376
                                                                                                               ------------
                Net assets                                                                                     $ 41,808,865
                                                                                                               ============

Net Asset       Class A--Based on net assets of $5,869,267 and 570,878 shares of
Value:          beneficial interest outstanding                                                                $      10.28
                                                                                                               ============
                Class B--Based on net assets of $28,426,344 and 2,764,854 shares of
                beneficial interest outstanding                                                                $      10.28
                                                                                                               ============
                Class C--Based on net assets of $3,543,415 and 344,683 shares of
                beneficial interest outstanding                                                                $      10.28
                                                                                                               ============
                Class D--Based on net assets of $3,969,839 and 386,249 shares of
                beneficial interest outstanding                                                                $      10.28
                                                                                                               ============

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                  For the Six Months Ended January 31, 2002
Investment      Interest                                                                                       $  1,282,716
Income:

Expenses:       Investment advisory fees                                                     $    119,694
                Account maintenance and distribution fees--Class B                                 74,361
                Accounting services                                                                38,252
                Professional fees                                                                  32,793
                Printing and shareholder reports                                                   19,022
                Transfer agent fees--Class B                                                       11,423
                Account maintenance and distribution fees--Class C                                 10,319
                Registration fees                                                                   7,591
                Trustees' fees and expenses                                                         5,102
                Pricing fees                                                                        2,520
                Account maintenance fees--Class D                                                   2,126
                Transfer agent fees--Class A                                                        2,031
                Custodian fees                                                                      1,558
                Transfer agent fees--Class D                                                        1,419
                Transfer agent fees--Class C                                                        1,300
                Other                                                                               4,677
                                                                                             ------------
                Total expenses                                                                                      334,188
                                                                                                               ------------
                Investment income--net                                                                              948,528
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                   111,413
Unrealized      Change in unrealized appreciation on investments--net                                             (522,532)
Gain (Loss) on                                                                                                 ------------
Investments--   Net Increase in Net Assets Resulting from Operations                                           $    537,409
Net:                                                                                                           ============


Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                         January 31, 2002   July 31, 2001
Operations:     Investment income--net                                                       $    948,528      $  2,091,327
                Realized gain (loss)on investments--net                                           111,413         (687,983)
                Change in unrealized appreciation on investments--net                           (522,532)         1,848,145
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                              537,409         3,251,489
                                                                                             ------------      ------------

Dividends &     Investment income--net:
Distributions      Class A                                                                      (144,308)         (288,749)
to                 Class B                                                                      (628,960)       (1,505,589)
Shareholders:      Class C                                                                       (71,038)         (103,919)
                   Class D                                                                       (98,614)         (193,070)
                Realized gain on investments--net:
                   Class A                                                                        (1,958)                --
                   Class B                                                                        (9,599)                --
                   Class C                                                                        (1,170)                --
                   Class D                                                                        (1,402)                --
                                                                                             ------------      ------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                                   (957,049)       (2,091,327)
                                                                                             ------------      ------------

Beneficial      Net decrease in net assets derived from beneficial interest
Interest        transactions                                                                  (3,488,738)       (5,539,146)
Transactions:                                                                                ------------      ------------

Net Assets:     Total decrease in net assets                                                  (3,908,378)       (4,378,984)
                Beginning of period                                                            45,717,243        50,096,227
                                                                                             ------------      ------------
                End of period*                                                               $ 41,808,865      $ 45,717,243
                                                                                             ============      ============
                *Undistributed investment income--net                                        $     39,961                --
                                                                                             ============      ============

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                             Class A
The following per share data and ratios                        For the
have been derived from information                           Six Months
provided in the financial statements                            Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.38    $   10.13    $   10.77    $   11.21    $   11.17
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .25          .49          .51          .52          .55
                Realized and unrealized gain
                (loss)on investments--net                         (.10)          .25        (.40)        (.34)          .04
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .15          .74          .11          .18          .59
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.25)        (.49)        (.51)        (.52)        (.55)
                   Realized gain on investments--net               --++           --           --        (.10)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.24)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.25)        (.49)        (.75)        (.62)        (.55)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.28    $   10.38    $   10.13    $   10.77    $   11.21
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.47%+++        7.51%        1.28%        1.59%        5.43%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.13%*        1.03%         .87%         .92%         .83%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.76%*        4.83%        5.00%        4.70%        4.92%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   5,869    $   6,109    $   6,060    $   9,161    $   9,252
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               11.35%       38.01%       57.46%       82.55%       35.46%
                                                              =========    =========    =========    =========    =========


                                                                                             Class B
The following per share data and ratios                        For the
have been derived from information                           Six Months
provided in the financial statements                            Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.38    $   10.13    $   10.77    $   11.21    $   11.17
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .22          .44          .46          .47          .50
                Realized and unrealized gain
                (loss) on investments--net                        (.10)          .25        (.40)        (.34)          .04
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .12          .69          .06          .13          .54
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.22)        (.44)        (.46)        (.47)        (.50)
                   Realized gain on investments--net               --++           --           --        (.10)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.24)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.22)        (.44)        (.70)        (.57)        (.50)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.28    $   10.38    $   10.13    $   10.77    $   11.21
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.21%+++        6.96%         .77%        1.08%        4.90%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.64%*        1.54%        1.38%        1.43%        1.34%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.25%*        4.31%        4.49%        4.19%        4.41%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  28,426    $  32,138    $  37,864    $  50,892    $  55,554
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               11.35%       38.01%       57.46%       82.55%       35.46%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                             Class C
The following per share data and ratios                        For the
have been derived from information                           Six Months
provided in the financial statements                            Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.38    $   10.13    $   10.77    $   11.21    $   11.17
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .22          .43          .44          .46          .48
                Realized and unrealized gain
                (loss)on investments--net                         (.10)          .25        (.40)        (.34)          .04
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .12          .68          .04          .12          .52
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.22)        (.43)        (.44)        (.46)        (.48)
                   Realized gain on investments--net               --++           --           --        (.10)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.24)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.22)        (.43)        (.68)        (.56)        (.48)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.28    $   10.38    $   10.13    $   10.77    $   11.21
                                                              =========    =========    =========    =========    =========
Total           Based on net asset value per share             1.16%+++        6.86%         .67%         .98%        4.79%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.74%*        1.65%        1.48%        1.53%        1.44%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.16%*        4.18%        4.39%        4.08%        4.31%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   3,544    $   3,308    $   2,057    $   2,713    $   2,526
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               11.35%       38.01%       57.46%       82.55%       35.46%
                                                              =========    =========    =========    =========    =========


                                                                                             Class D
The following per share data and ratios                        For the
have been derived from information                           Six Months
provided in the financial statements                            Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002        2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.38    $   10.13    $   10.77    $   11.21    $   11.16
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .24          .48          .50          .51          .54
                Realized and unrealized gain
                (loss)on investments--net                         (.10)          .25        (.40)        (.34)          .05
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .14          .73          .10          .17          .59
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.24)        (.48)        (.50)        (.51)        (.54)
                   Realized gain on investments--net               --++           --           --        (.10)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.24)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.24)        (.48)        (.74)        (.61)        (.54)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.28    $   10.38    $   10.13    $   10.77    $   11.21
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.41%+++        7.40%        1.18%        1.49%        5.42%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.23%*        1.13%         .97%        1.02%         .93%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.66%*        4.72%        4.90%        4.59%        4.82%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   3,970    $   4,162    $   4,115    $   5,867    $   5,267
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               11.35%       38.01%       57.46%       82.55%       35.46%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $34,353 increase in cost of securities (which in return results in a corresponding $34,353 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


The effect of this change for the six months ended January 31, 2002 was to increase net investment income by $5,608, increase net realized capital losses by $5,768 and decrease net unrealized appreciation by $34,193. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; ..525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance        Distribution
                               Fee                Fee

Class B                        .25%               .25%
Class C                        .25%               .35%
Class D                        .10%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                              FAMD             MLPF&S

Class D                     $   370           $  4,683


For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $7,324 and $36 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended January 31, 2002, the Fund reimbursed FAM $3,828 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002, were $4,804,351 and $9,390,350, respectively.

Net realized gains (losses) for the six months ended January 31, 2002, and net unrealized gains as of January 31, 2002 were as follows:


                                         Realized        Unrealized
                                      Gains (Losses)       Gains

Long-term investments                $   176,101        $ 2,598,751
Financial futures contracts             (58,919)             15,625
                                     -----------        -----------
Total                                $   117,182        $ 2,614,376
                                     ===========        ===========


As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,598,751, of which $2,746,743 related to appreciated securities and $147,992 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $39,414,728.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $3,488,738 and $5,539,146 for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               36,721      $     380,969
Shares issued to shareholders
in reinvestment of dividends
and distributions.                         9,274             95,914
                                   -------------      -------------
Total issued                              45,995            476,883
Shares redeemed                         (63,439)          (655,419)
                                   -------------      -------------
Net decrease                            (17,444)      $   (178,536)
                                   =============      =============



Class A Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                              138,942      $   1,425,781
Shares issued to shareholders
in reinvestment of dividends              16,115            165,361
                                   -------------      -------------
Total issued                             155,057          1,591,142
Shares redeemed                        (164,734)        (1,695,174)
                                   -------------      -------------
Net decrease                             (9,677)      $   (104,032)
                                   =============      =============



Class B Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                              169,860      $   1,762,673
Shares issued to shareholders
in reinvestment of dividends
and distributions                         30,102            311,366
                                   -------------      -------------
Total issued                             199,962          2,074,039
Automatic conversion of shares           (5,149)           (53,786)
Shares redeemed                        (524,984)        (5,453,552)
                                   -------------      -------------
Net decrease                           (330,171)      $ (3,433,299)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                              363,686      $   3,729,101
Shares issued to shareholders
in reinvestment of dividends              71,462            733,293
                                   -------------      -------------
Total issued                             435,148          4,462,394
Automatic conversion of shares          (94,785)          (976,086)
Shares redeemed                        (981,906)       (10,060,535)
                                   -------------      -------------
Net decrease                           (641,543)      $ (6,574,227)
                                   =============      =============



Class C Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               56,708      $     584,544
Shares issued to shareholders
in reinvestment of dividends
and distributions                          2,831             29,262
                                   -------------      -------------
Total issued                              59,539            613,806
Shares redeemed                         (33,439)          (343,919)
                                   -------------      -------------
Net increase                              26,100      $     269,887
                                   =============      =============



Merrill Lynch Ohio Municipal Bond Fund, January 31, 2002



Class C Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                              128,886      $   1,329,440
Shares issued to shareholders
in reinvestment of dividends               4,448             45,658
                                   -------------      -------------
Total issued                             133,334          1,375,098
Shares redeemed                         (17,786)          (182,180)
                                   -------------      -------------
Net increase                             115,548      $   1,192,918
                                   =============      =============



Class D Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               19,163      $     199,183
Automatic conversion of shares             5,149             53,786
Shares issued to shareholders
in reinvestment of dividends
and distributions                          5,176             53,495
                                   -------------      -------------
Total issued                              29,488            306,464
Shares redeemed                         (44,225)          (453,254)
                                   -------------      -------------
Net decrease                            (14,737)      $   (146,790)
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                               61,666      $     631,035
Automatic conversion of shares            94,827            976,086
Shares issued to shareholders
in reinvestment of dividends               8,926             91,554
                                   -------------      -------------
Total issued                             165,419          1,698,675
Shares redeemed                        (170,738)        (1,752,480)
                                   -------------      -------------
Net decrease                             (5,319)      $    (53,805)
                                   =============      =============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.


6. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $2,974,000, of which $763,000 expires in 2008 and $2,211,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio.